UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2025

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the "Annual Meeting") of Franklin Resources, Inc. (the "Company") was held on February 4, 2025. The matters voted upon at the Annual Meeting and the final voting results were as follows:
1.To elect 11 directors to the Board to hold office until the next annual meeting of stockholders or until that person’s successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.
Each of the 11 nominees for director was elected, and the voting results are set forth below:

Name of Director	For	Against	Abstain	Broker Non-Votes
Mariann Byerwalter	419,007,983	6,194,478	124,428	35,843,694
Alexander S. Friedman	418,352,573	6,840,281	134,035	35,843,694
Gregory E. Johnson	421,869,374	2,989,860	467,655	35,843,694
Jennifer M. Johnson	422,909,685	2,280,615	136,589	35,843,694
Rupert H. Johnson, Jr.	422,920,212	2,275,872	130,805	35,843,694
John Y. Kim	417,204,293	7,962,313	160,283	35,843,694
Karen M. King	421,913,559	3,277,145	136,185	35,843,694
Anthony J. Noto	418,503,921	6,689,591	133,377	35,843,694
John W. Thiel	421,838,923	3,346,583	141,383	35,843,694
Seth H. Waugh	418,016,407	7,167,421	143,061	35,843,694
Geoffrey Y. Yang	407,504,468	17,506,193	316,228	35,843,694
2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.
The appointment of PricewaterhouseCoopers LLP was ratified, and the voting results are set forth below:

For	Against	Abstain
451,231,198	9,743,298	196,087

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	February 7, 2025	/s/ Thomas C. Merchant
Thomas C. Merchant
Executive Vice President and General Counsel

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